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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2012

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Commission file number: 1-7436

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland _____________________________________ (State of incorporation)	13-2764867 ______________________________________________ (IRS Employer Identification Number)
452 Fifth Avenue New York, New York ______________________________________________ (Address of principal executive offices)	10018 _____________________ (Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items.

On May 18, 2012, HSBC Holdings plc (“HSBC”) issued a press release announcing that its indirect, wholly owned subsidiary, HSBC Bank USA, N.A., completed the previously-announced sale of Upstate New York retail branches to First Niagara Bank, N.A.  A copy of the press release issued by HSBC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1           Press Release dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ MICK FORDE
Mick Forde Senior Vice President and Deputy General Counsel

Dated:  May 18, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 18, 2012